Frank Value Fund

          www.frankfunds.com

            Ph: 973.887.7698

Toll Free: 866.706.9790

Frank Capital Partners LLC

     NAV:10.54

First Quarter, 2008

To our fellow shareholders,

The Frank Value Fund ended the first quarter of 2008 with a loss of 10.75% versus a 9.45% loss for the S&P 500. Please refer to the back of this letter for more detailed performance information.

This quarter highlighted the importance of having an investment philosophy based on the fundamentals of the businesses behind stock prices. Stock market volatility, the measure of daily price changes, reached levels not seen in years. The seemingly endless parade of bad economic news, falling housing prices, and a possible recession could lead even the most rational investor to consider pulling his capital from stocks and instead consider an investment in a backyard bomb shelter. However, as we said last quarter, it is precisely at times like these, when individuals are shunning risk, when the best prospects often present themselves. The underlying performance of the businesses owned by the Fund is sound, giving us great confidence.

As demonstrated by a few trading days in March, one cannot predict when the market will turn upwards. For example, March 17 saw a very bleak spate of news, including the collapse of Bear Stearns and ensuing intervention by the Federal Reserve. However, contrary to the doom and gloom, the market advanced strongly on the 18th, with a gain of over 4% for the S&P 500 and the Fund. While we have no insight into whether the market decline is ending, days such as this demonstrate the futility of trying to predict short-term market moves.

Ironically, investors tend to be more fearful when opportunities are ripe. The basic principle behind investing is this: an individual pays out a sum of capital in exchange for the right to receive the future returns of an asset. If the investor is required to put up less money to receive the same payments, his return increases. For example, consider an hypothetical investment in a widget factory. Say an investor pays $100 to buy the business and the factory generates a profit of $10 per year. So, the investor makes a return of 10% on his money ($10/$100 = 10%). If, however, the investor is offered the opportunity to buy the factory for $50 and the profitability of the business does not change, his return is then 20% ($10/$50 = 20%). This is an oversimplified model of how we approach investing. The difficult part of our job is how to determine the future earnings of the business in question, especially in an environment where those earnings may be declining. However, by focusing on companies that have strong advantages that keep competitors from encroaching on their turf, we believe we can do this reasonably well, which is why we are excited about the current market and its very favorable prices.

Thank you for your investment. We look forward to continue working with you.

Very truly yours,

Alfred and Brian Frank

Frank Value Fund Portfolio Managers

Frank Value Fund

          www.frankfunds.com

            Ph: 973.887.7698

Toll Free: 866.706.9790

Frank Capital Partners LLC

     NAV:10.54

Time Period	Frank Value Fund	S&P 500 Total Return	FVF Vs. S&P 500
Year-to-Date as of 3/31/2008	-10.75%	-9.45%	-1.30%
One Year Ended 3/31/2008	-7.09%	-5.07%	-2.02%
Average Annual Return for the Three Years Ended 3/31/2008	+6.11%	+5.85%	+0.26%
Total Return Since Inception 7/21/2004 (as of 3/31/2008)	+26.67%	+28.36%	-1.69%
Average Annual Return Since Inception 7/21/2004 (as of 3/31/2008)	+6.60%	+6.99%	-0.39%

The Frank Value Fund paid a dividend of $0.29 on December 20, 2005, a dividend of $0.58 on December 27, 2006, and a dividend of $1.41 on December 27, 2007. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the Fund at 1-866-706-9790 or visiting our website at www.frankfunds.com. Returns include reinvestment of any dividends and capital gain distributions.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-866-706-9790.   Please read it carefully before you invest or send money.

This publication does not constitute an offer or solicitation of any transaction in any securities. Any recommendation contained herein may not be suitable for all investors.

Information contained in this publication has been obtained from sources we believe to be reliable, but cannot be guaranteed.

The information in this portfolio manager letter represents the opinions of the individual portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the portfolio managers’ views are as of March 31, 2008, and are subject to change without notice.